UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: September 28, 2006
(Date of earliest event reported)

                Citicorp Residential Mortgage Trust Series 2006-2
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           (Exact name of issuing entity as specified in its charter)

                 Citicorp Residential Mortgage Securities, Inc.
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              (Exact name of depositor as specified in its charter)

                            Citicorp Trust Bank, fsb
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               (Exact name of sponsor as specified in its charter)

         New York                     333-132319-02              Applied For
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(State or other jurisdiction       (Commission File No.      (IRS Employer
      of incorporation              of issuing entity)        Identification No.
     of issuing entity)                                       of issuing entity)

        1000 Technology Drive, O'Fallon, Missouri                   63368
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Address of principal executive offices                           (Zip Code)

Depositor's telephone number, including area code     (636) 261-1313
                                                  ------------------------------
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.       Other Events

            Attached as Exhibit 4.1 is the pooling and servicing agreement, dated as of September 1, 2006 and attached as Exhibit 4.2 is the standard terms for pooling and servicing agreements, dated as of September 1, 2006 (together referred to as the "Pooling and Servicing Agreement"), among Citicorp Residential Mortgage Securities, Inc. (the "Company"), as depositor, CitiMortgage, Inc., as servicer and certificate administrator, U.S. Bank National Association, as trustee, and Citibank, N.A., as paying agent, certificate registrar and authenticating agent. The Pooling and Servicing Agreement governs the Citicorp Residential Mortgage Trust Series 2006-2, REMIC Pass-Through Certificates (the "Certificates"), issued on September 28, 2006, including (i) the Class A-1a, Class A-1b, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (the "Offered Certificates"), having an aggregate initial principal balance of $829,820,000.00, and (ii) the Class CE and Class R Certificates (the "Non-Offered Certificates").

            The Offered Certificates were sold to Citigroup Global Markets Inc. and Lehman Brothers Inc. pursuant to an underwriting agreement, dated September 21, 2006 (the "Underwriting Agreement"), among the Company, Citicorp Trust Bank, fsb and Citigroup Global Markets Inc., as representative of Citigroup Global Markets Inc. and Lehman Brothers Inc. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

            The Non-Offered Certificates were retained by the Company.

            The mortgage loans underlying the Certificates were purchased by the Company from Citicorp Trust Bank, fsb pursuant to a mortgage loan purchase agreement, dated as of September 1, 2006 (the "Mortgage Loan Purchase Agreement"), between the Company and Citicorp Bank Trust, fsb. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 10.1.

ITEM 9.01      Financial Statements and Exhibits

               (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                   Description
-----------                                   -----------

        (1.1) Underwriting Agreement, dated September 21, 2006, among the Company, Citicorp Trust Bank, fsb and Citigroup Global Markets Inc.

        (4.1) Pooling and Servicing Agreement, dated as of September 1, 2006, among the Company, Citicorp Trust Bank, fsb, U.S. Bank National Association and Citibank, N.A.

        (4.2) Standard Terms For Pooling and Servicing Agreements, dated as of September 1, 2006.

        (10.1) Mortgage Loan Purchase Agreement, dated as of September 1, 2006, between the Company and Citicorp Trust Bank, fsb.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CITICORP RESIDENTIAL MORTGAGE
                                                   SECURITIES, INC.

September 28, 2006


                                               By:   /s/ Michael J. Tarpley
                                                  ------------------------------
                                                  Michael J. Tarpley
                                                  Assistant Secretary

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.        Description                                    Electronic (E)
-----------        -----------                                    --------------

    (1.1)          Underwriting Agreement, dated September 21,
                   2006, among the Company, Citicorp Trust Bank,        E
                   fsb and Citigroup Global Markets Inc.

    (4.1)          Pooling and Servicing Agreement, dated as of
                   September 1, 2006, among the Company,                E
                   Citicorp Trust Bank, fsb, U.S. Bank
                   National Association and Citibank, N.A.

    (4.2)          Standard Terms For Pooling and Servicing
                   Agreements, dated as of September 1, 2006.           E

    (10.1)         Mortgage Loan Purchase Agreement, dated as of
                   September 1, 2006, between the Company and           E
                   Citicorp Trust Bank, fsb.